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                                                                    Exhibit 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation of our report dated February 14, 1997, included in this Form 10-K into TechForce Corporation's previously filed Registration Statements (File Nos. 333-1936, 333-1938, 333-1940 and 333-1942).



ARTHUR ANDERSEN LLP

Tampa, Florida,
March 31, 1997